BALANCE SHEET DETAILS - CURRENT ASSETS AND CURRENT LIABILITIES - Summary of Inventories, Net (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Inventory, Net [Abstract]
Raw materials	$ 5,945	$ 3,377	$ 2,285
Finished goods	118	115	130
Total inventories	6,063	3,492	2,415
Allowance for obsolete inventory		(211)	(74)
Inventories, net	5,929	3,281	$ 2,341
Allowance for obsolete inventory	$ (134)	$ (211)